 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2007
(Date of earliest event reported)

Tripos, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-23666	43-1454986

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1699 South Hanley Rd. St. Louis, MO	63144	(314) 647-1099

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 18, 2007, Tripos, Inc. (the "Company") entered into a term sheet (the "Term Sheet") with Commonwealth Biotechnologies Inc. (the "CBI") regarding the sale of the Company's Discovery Research Products and Services business (the "Business").

Under the terms of the Term Sheet, the Company and CBI will negotiate in good faith a definitive acquisition agreement pursuant to which CBI will acquire all of the capital stock of Tripos Discovery Research, Ltd. ("TDR"), a wholly-owned subsidiary of the Company, thereby acquiring the Business as a going concern.  The aggregate consideration to be received by the Company for the sale of the Business will be $500,000 in cash, plus base receivables of TDR in the amount of $1,800,000.  This consideration will extinguish $720,559 of cash advances previously made by the Company to TDR.    The Company may, at its discretion, make additional advances to TDR prior to closing the transaction, which advances will be repaid out of additional TDR receivables.

The parties are currently negotiating a definitive agreement with a goal to complete the transaction within 15 days following the execution of the Term Sheet, or as promptly thereafter as practical.  Consummation of the sale will be subject to a number of conditions, including consent by the boards of both the Company and CBI, receipt of all necessary regulatory approvals in both the United States and United Kingdom, completion of satisfactory due diligence by CBI, and certain other customary closing conditions.  In addition, the definitive agreement will contain customary representations and warranties (which will survive the closing of the transaction), covenants, and closing conditions and will provide customary indemnities.

The Term Sheet will expire on May 4, 2007 unless the parties have executed a definitive agreement by that time.  In addition, CBI may terminate the Term Sheet at any point prior to its expiration.

Pursuant to the terms of the Term Sheet, the Company has retained the right to continue to negotiate with TDR management regarding the previously disclosed offer to purchase the Business.  Other than this outstanding offer, the Company has agreed that it will not actively solicit any third parties, or receive and consider other offers to purchase the Business, for a period of 15 days following the execution of the Term Sheet.  In addition, the Company has agreed that there will be no change in the business structure of the Company while the Term Sheet is in effect, other than the pursuit of legitimate opportunities to grow the Company's business.

The sale of the Business is part of a process, set forth in the plan of dissolution adopted by the Company's board of directors and recently approved by a vote of the Company's shareholders, that is intended to result in the winding up of the Company and the distribution of the sale proceeds, after the satisfaction of all debts and other liabilities and corporate obligations, to shareholders.

As previously disclosed, upon the sale of the Business, the Company will be delisted from trading on the Nasdaq Global Market because it will no longer be an operating business.  At that point, the Company will close its stock transfer books and there will be no further trading of the Company's common stock.

The above description of the Term Sheet does not purport to be a complete statement of the parties' rights and obligations thereunder and the transactions contemplated thereby.  The Term Sheet is included as Exhibit 10.1 to this Report and the foregoing description is qualified in its entirety by reference to the exhibit.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning, among other things, the Company's future prospects, including: (1) the Company's ability to complete the sale of its Discovery Research business; (2) the Company's ability to satisfy its creditors out of the proceeds of the sales of its assets and other available resources; (3) the Company's ability to offset corporate tax liabilities on the sale of assets through the utilization of net operating loss carryforwards; and (4) the Company's ability to distribute any remaining cash to its stockholders.  These statements are based upon numerous assumptions that the Company cannot control and involve risks and uncertainties that could cause actual results to differ.  These statements should be understood in light of the risk factors set forth in the Company's filings with the SEC, including, without limitations, those factors set forth in the Company's Form 10-K for the fiscal year ended December 31, 2006, and from time to time in the Company's periodic filings with the SEC.  Except as otherwise required under federal securities laws and the rules and regulations of the SEC, the Company does not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1                         Terms Sheet, dated April 18, 2007, between Commonwealth Biotechnologies Inc. and Tripos, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tripos, Inc.

By: /s/ John P. McAlister

John P. McAlister

President and Chief Executive Officer

Date: April 20, 2007

Exhibit 10.1

TERMS SHEET

COMMONWEALTH BIOTECHNOLOGIES INC

AND

TRIPOS INC

April 18, 2007

This Terms Sheet, dated April 18, 2007 is entered into between

COMMONWEALTH BIOTECHNOLOGIES INC of 601 Biotech Drive, Richmond, VA 23235 USA ("CBI");

and

TRIPOS INC of 1699 South Hanley Road, St. Louis, MO 63144-2319 USA ("TRIPOS").

Introduction

A.                  CBI is a NASDAQ Capital Market listed company (NASDAQ Capital Market Code "CBTE") that specializes in life sciences R&D outsourcing and offers cutting-edge expertise and a complete array of the most current synthetic and analytical technologies for the life science and bio-defence industries.

B.                  TRIPOS is a NASDAQ General Market listed company (NASDAQ General Market Code "TRPS") that combines leading-edge technology and innovative science to deliver consistently superior chemistry-research products and services for the biotechnology, pharmaceutical and other life science industries.

C.                  TRIPOS is the legal and sole beneficial owner of all outstanding equity securities of Tripos Discovery Research [Pte Ltd] ("TDR"), which is a highly specialised medicinal and synthetic chemistry development company.

D.                 This Terms Sheet is intended to summarise the principal terms of CBI's proposed acquisition of TDR from Tripos.

1.                   PROPOSED ACQUISITION

CBI will acquire 100% of the outstanding equity securities of TDR (the "Transaction").

2.         CONSIDERATION

Subject to the satisfaction of the conditions precedent noted below, CBI will acquire TDR for US$500,000 payable in cash (the "Transaction").  As a result of the Transaction, CBI will become the legal and beneficial owner of TDR, except for Receivables of US$1,800,000 (the "Base Receivables"), a sum that reflects US$720,559 of cash Advances to TDR that has been used as operating capital to cover employee salaries, business creditors, and capital lease payments.  In the event that Tripos, in its discretion, makes further cash advances prior to completion of the transaction, the Base Receivables will be increased dollar for dollar in respect of the additional amounts Advanced up to the maximum value of the Receivables on completion of the Transaction.  Tripos will collect outstanding and billed Receivables and retain those amounts up to the Base Receivables, as increased.  Sums above this Base Receivable amount will be remitted to TDR.

3.         EMPLOYMENT ARRANGEMENTS

            Contemporaneously with the execution of definitive agreements for the Transaction, certain key men will be identified who must enter into a mutually acceptable employment agreements to become effective as of the closing of the Transaction.

4.         REPRESENTATIONS AND WARRANTIES

            In the documents effecting the Transaction, the parties will make customary representations and warranties (which will survive the closing of the Transaction) relating to the business, financial condition, contracts, liabilities, employees, and prospects of the parties and will provide customary indemnities.  The Transaction documents will also contain customary covenants, closing conditions, and other provisions.

5.         CONDITIONS PRECEDENT

The following are conditions precedent to the completion of the Transaction:

•         The Board of Tripos approves the Transaction;

•         The Board of CBI approves the Transaction;

•         All necessary regulatory approvals are obtained both in the United Kingdom and in the United States of America;

•         Completion of a satisfactory due diligence exercise by CBI into the affairs of TDR  and the Board of CBI shall have considered the results of the due diligence exercise and be satisfied with the outcome, in their sole and absolute discretion;

•         The following prescribed events do not occur prior to or during the period from the signing of this Terms Sheet and the completion of the Transaction:

§         there is a change in control of either party;

§         either party is the subject of any actual or contemplated legal proceedings outside the ordinary course of business; and

§         there is any adverse material change in the status of TDR.

6.         TERM, SATISFACTION AND WAIVER OF CONDITIONS PRECEDENT

•         The Conditions Precedent contained in Clause 5 must be satisfied within a period of 15 days of the date of signing of this Terms Sheet. Failure to satisfy the Conditions Precedent within 15 days will terminate this Terms Sheet.

•         There will be no active solicitation by Tripos.  However, Tripos will continue to pursue the currently outstanding offer by certain TDR Management to purchase the business in parallel with the transaction contemplated in this term sheet.  Tripos shall be entitled to receive and consider offers from third parties for the acquisition of TDR only after a period of 15 days has elapsed after the signing of this Terms Sheet.

•         There will be no change in the business or structure of Tripos during the period of the operation of this Term Sheet except for the pursuit of legitimate opportunities to grow the business.

7.         DUE DILIGENCE

Tripos will assist CBI in good faith in connection with the due diligence investigations contemplated by this Terms Sheet.

8.         CONFIDENTIALITY

"Confidential Information" of a party, as that phrase is used in this Terms Sheet and in any resulting agreement based on this Terms Sheet, will mean any and all technical and non-technical information, including, but not limited to, patent, copyright, trade secret and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, source code, object code, formulas and documentation related to the current, future and proposed products and services of such party, and includes without limitation such party's information concerning its respective research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, advertiser lists, business forecasts, sales, merchandising, marketing plans and other business information. "Confidential Information" also includes proprietary or confidential information of any third party that may disclose such information to a party in the course of such party's business.

The parties hereto agree that they will not make use of, disseminate or in any way disclose Confidential Information of the other party to any person, firm or business, except as required by applicable law or to the extent necessary to fulfil the purposes contemplated by this Terms Sheet and any definitive agreement based hereon and any purpose that the other party may hereafter authorise in writing. Each party agrees to treat all Confidential Information of the other party with the same degree of care as they accord to their own Confidential Information, and each party warrants that it will exercise reasonable care to protect its own Confidential Information. Each party will immediately give notice to the other party of any unauthorised use or disclosure of such party's Confidential Information, and agrees to assist in remedying any such unauthorised use or disclosure of the other party's Confidential Information.

A party's obligations with respect to any portion of the other party's Confidential Information will terminate when such party can provide evidence that (i) it was in the public domain at or subsequent to the time of its disclosure to the receiving party; (ii) it was rightfully in the receiving party's possession free of any obligation of confidence at or subsequent to the time of its disclosure to the receiving party; (iii) it was developed by employees or agents of the receiving party independently of and without reference to any information communicated between the parties; or (iv) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this Terms Sheet or under any final agreement based hereon.

All Confidential Information of a party will remain the property of the disclosing party and in the event of any termination of the negotiations, all Confidential Information, including all copies thereof, will be returned to the owner of such Confidential Information.

The parties agree and acknowledge that the requirement of confidentiality as set out herein will survive the termination of this transaction for a period of 10 years irrespective of whether a definitive agreement relating to the proposed Transaction is entered into or not.

9.         COSTS

The parties will be responsible for their own costs including the costs of obtaining all legal and accounting advice on this transaction.

10.        PUBLIC DISCLOSURE

Each party agrees that:

•                     unless required by applicable law, it will not make any public announcements without first seeking the approval of the other;

•         the wording of any announcement will be drafted jointly and all announcements will be made jointly; and

•         unless required by applicable law, the timing of all announcements will be by mutual agreement between the parties.

Where a party is required by applicable law to make public disclosure of this Terms Sheet or the Transaction, such party will inform the other party of the requirement and the parties will attempt to jointly draft the notice in good faith.

11.        TERMINATION

This Terms Sheet will terminate in the event a definitive agreement relating to the Transaction is not executed on or before 04 May 2007.  In addition, CBI may terminate this Terms Sheet at any time prior to the execution of a definitive agreement relating to the Transaction.  Upon such termination, except as noted in clause 13 hereto, CBI shall have no further obligation (financial or otherwise) to Tripos.

12.        AMENDMENT

Any variation to this Terms Sheet must be in writing and executed by each party hereto.

13.        SURVIVAL OF CLAUSES

In the absence of a definitive agreement relating to the Transaction being entered into between the parties on or before 04 May 2007 or in the event of termination before completion of the Transaction, only clauses 8 (Confidentiality), 9 (Costs) and 10 (Public Disclosure) will survive the termination of this Terms Sheet.

Signed by the Parties

SIGNED for and on behalf of COMMONWEALTH BIOTECHNOLOGIES INC by its duly authorised officer in the presence of	) ) ) )
Signature Dr Paul D'Sylva.
Signature of Witness Richard J. Freer, Ph.D., Chairman and Chief Operating Officer		Full Name CEO
Full Name of Witness		Position
SIGNED for and on behalf of TRIPOS INC by its duly authorised officer in the presence of	) ) ) )
Signature John P. McAlister, Ph.D.
Signature of Witness John Yingling CFO, Tripos (DE)		Full Name President & CEO
Full Name of Witness		Position